Exhibit 99.2
F.N.B. Corporation Announces Agreement To Acquire Parkvale Financial Corporation June 15, 2011

Forward Looking Statements 2 This presentation and the reports F.N.B. Corporation and Parkvale Financial Corporation file with the Securities and Exchange Commission often contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act, relating to present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of F.N.B. Corporation and Parkvale Financial Corporation. Forward-looking statements are typically identified by words such as "believe", "plan", "expect", "anticipate", "intend", "outlook", "estimate", "forecast", "will", "should", "project", "goal", and other similar words and expressions. These forward-looking statements involve certain risks and uncertainties. There are a number of important factors that could cause F.N.B. Corporation's and Parkvale Financial Corporation's future results to differ materially from historical performance or projected performance. These factors include, but are not limited to: (1) a significant increase in competitive pressures among financial institutions; (2) changes in the interest rate environment that may reduce net interest margins; (3) changes in prepayment speeds, loan sale volumes, charge-offs and loan loss provisions; (4) general economic conditions; (5) various monetary and fiscal policies and regulations of the U.S. Government that may adversely affect the businesses in which F.N.B. Corporation and Parkvale Financial Corporation are engaged; (6) technological issues which may adversely affect F.N.B. Corporation's and Parkvale Financial Corporation's financial operations or customers; (7) changes in the securities markets; (8) risk factors mentioned in the reports and registration statements F.N.B. Corporation and Parkvale Financial Corporation file with the Securities and Exchange Commission; (9) housing prices; (10) job markets; (11) consumer confidence and spending habits or (12) estimates of fair value of certain F.N.B. Corporation and Parkvale Financial Corporation assets and liabilities. F.N.B. Corporation and Parkvale Financial Corporation undertake no obligation to revise these forward-looking statements or to reflect events or circumstances after the date of this press release. ADDITIONAL INFORMATION ABOUT THE MERGER F.N.B. Corporation and Parkvale Financial Corporation will file a proxy statement/prospectus and other relevant documents with the SEC in connection with the merger. SHAREHOLDERS OF PARKVALE FINANCIAL CORPORATION ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents F.N.B. Corporation has filed with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents F.N.B. Corporation has filed with the SEC by contacting James Orie, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317 or Parkvale Financial Corporation by contacting Gilbert A. Riazzi, Chief Financial Officer, 4220 William Penn Highway, Monroeville, PA 15146, telephone: (412) 373-4804. Parkvale Financial Corporation and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning such participants' ownership of Parkvale Financial Corporation common stock will be set forth in the proxy statement/prospectus relating to the merger when it becomes available. This communication does not constitute an offer of any securities for sale.

Strengthens FNB's Leading Pittsburgh Position Solidifies FNB's leading status in the Pittsburgh market Pittsburgh MSA market rank moves significantly from #7 to #3 Significantly enhances distribution capabilities and scale One of few meaningful opportunities left in the market Low Execution Risk In-market transaction Leverages experienced Pittsburgh-market management team FNB is a proven merger integrator - completed eight bank acquisitions since 2002 ($6.1 billion in assets) Financially Attractive Effective deployment of capital EPS accretion of 6% IRR ^ 20% Significant operating efficiencies - 35% cost savings Neutral to tangible book value per share, after recent capital raise Accretive to March 31, 2011 tangible book value per share Compelling Strategic Rationale 3

FNB Pittsburgh Region Growth Success FNB Pittsburgh Region Growth Success FNB Pittsburgh Region Growth Success FNB Pittsburgh Region Growth Success FNB Pittsburgh Region Growth Success FNB Pittsburgh Region Growth Success ($ millions) 12/2001 Pro-Forma 3/2011 CAGR Loans $93 $2,083 40% Deposits and Customer Repos $145 $3,625 42% Employees (FTE) 40 691 36% Branches 8 101 32% FNB Pittsburgh Expansion 4 2004 2008 2009 2011 2003 2002 2005 2006 2007 2010 Iron & Glass Bancorp Acquisition Branches: 8 Deposits: $0.2 bn Parkvale Financial Pro Forma #3 Player in Market Branches: 40 Deposits: $1.3 bn Promistar Financial Acquisition Market Entry Branches: 30 Deposits: $0.6 bn Slippery Rock Acquisition Branches: 6 Deposits: $0.2 bn Acquires Pittsburgh-based insurance broker, Morrell Butz & Junker Inc. F.N.B. Capital Corporation formation NSD Bancorp Acquisition Branches: 12 Deposits: $0.4 bn Expand Pittsburgh Regional Headquarters Relocate Wealth Management Division to Pittsburgh Lift-out of Asset-Based Lending Group Source: SNL Financial and Company data. Organic Loan Growth CAGR = 17% Organic Deposit and Customer Repo Growth CAGR = 23%

F.N.B. Corporation

Attractive Pittsburgh Market

Pittsburgh Commercial Market – Continued Opportunity



Number of Firms
50,000
40,000
30,000
20,000
10,000
<20 Employees Small Businesses
<500 Employees Businesses



Number of Firms
2,000
1,500
1,000
500
0
500+ Employees Middle Market and Corporate
Pittsburgh MSA
Pennsylvania MSA Average
National MSA Average

Source: SBA firms and employment by MSA 2007.

Pittsburgh MSA Economic Indicators



% Change in Jobs, April 2010 – April 2011
Total Nonfarm
Milwaukee
Pittsburgh
Cincinnati
Charlotte
St. Louis
Boston
Detroit
Cleveland
Benchmark
Denver
Philadelphia
Minneapolis
Kansas City
Baltimore
Indianapolis
Richmond
Second Best % Job Growth
-1%
0%
1%
2%
3%



1 Year Appreciation Rates
4th Quarter 2010
Pittsburgh
Boston
Cincinnati
Denver
Indianapolis
St. Louis
Philadelphia
Kansas City
Benchmark avg
US average
Cleveland
Milwaukee
Detroit
Minneapolis
Baltimore
Charlotte
Richmond
#1 Housing Appreciation
-4%
-3%
-2%
-1%
0%
1%
2%



Total Foreclosures, First Quarter – 2011
Detroit
Denver
Minneapolis
Philadelphia
Kansas City
Benchmark Avg
St. Louis
Cleveland
Cincinnati
Milwaukee
Indianapolis
Boston
Charlotte
Richmond
Pittsburgh
Baltimore
Second Lowest First Quarter 2011 Total Foreclosures
0
5,000
10,000
15,000
20,000
25,000
30,000

Source: PittsburghTODAY.org derived from Bureau of Labor Statistics, RealtyTrac and FHFA.

5

Leadership Position in Pittsburgh MSA Strong # 3 pro forma market share position (FNB currently #7) (1) #1 community bank in the market Leverages existing strengths to build on momentum in market FNB/Parkvale branch overlap - 19 branches, or 40%, within 1 mile 6 Source: SNL Financial. (1) Excludes custodian banks. Pennsylvania Pittsburgh MSA Parkvale Financial (47 branches) F.N.B. (235 branches) Beaver Butler Westmoreland Armstrong Fayette Washington Allegheny Parkvale Financial (40 branches) F.N.B. (61 branches) Pittsburgh

Loans (3/31/11) Parkvale Financial Balance Sheet Profile Loan Composition Deposit Composition Total loans of $1.0 billion Parkvale loan portfolio is over 90% real estate secured Commercial focus will enhance loan portfolio mix over time Substantial fee growth opportunity by leveraging FNB's strengths in wealth management, trust and insurance 7 Total deposits of $1.5 billion Parkvale has a solid core deposit base with high customer loyalty Transaction account focus will improve funding mix over time $1.0 bn Source: SNL Financial. Yield: Cost: Deposits (3/31/11) $6.6 bn $1.5 bn $7.4 bn 4.91% 5.30% 1.24% 0.80%

F.N.B. Corporation

Transaction Overview

Consideration:	$22.48 (1) per Parkvale Financial share Fixed 2.178x exchange ratio 100% stock
Deal Value:	Approximately $130 million (1)
Detailed Due Diligence:	Completed
Required Approvals:	Customary regulatory and Parkvale shareholders
Expected Closing:	Fourth Quarter of 2011
TARP Repayment:	Parkvale intends to redeem its $32 million of TARP prior to closing, subject to Treasury approval.
Board Seats:	Robert J. McCarthy, Jr. will join the Board of Directors of F.N.B. Corporation, and one Parkvale board member, as mutually agreed, will become a director of First National Bank of Pennsylvania.

(1) Based on FNB stock price as of Wednesday, June 15, 2011, $10.32.

8

Comprehensive review of all operations and business lines completed Extensive credit review 73% of $201 million in commercial loans were reviewed (76% of CRE, 53% of C&I) All commercial criticized loans over $50,000 were reviewed Used two major outside firms to evaluate $263 million 1-4 family mortgage loan portfolio serviced by national service providers Credit mark based on conservative estimates of credit losses for both performing and non-performing loans Identified gross credit mark of $40 million (pre-tax), or 3.9% of total loans, vs. current loan loss reserve of $19 million, or 1.9% of total loans Detailed Due Diligence Process 9

Pro Forma Financial Impact Assumptions Cost savings of 35% or $10.7 million (pre-tax), net of investments in revenue-generating capabilities Phased-in 89% in 2012 and 100% afterwards CDI of $14.3 million, or 2.00% of Parkvale's core deposits (deposits less CDs), amortized sum-of-the-years digits over 10 years One-time costs of $17.0 million, pre-tax 12.58 million shares issued to Parkvale Earnings Impact 2012 EPS accretion of 6% (excluding one-time charges) based on consensus estimates 10

(1) Includes $64.6 million of common equity issuance completed on May 18, 2011. (2) As of 12/31/2011. FNB standalone earnings and capital projections based on consensus estimates. Pro forma for repayment of Parkvale's TARP, after-tax impact of one-time costs and credit mark. Effective Deployment of Capital Regulatory ratios at close similar to March 31, 2011 levels Neutral to TBV per share TCE / TA accretive to March 31, 2011 levels 11

Financially Attractive Pricing FNB / PVSA Transaction Comparable Transactions (1) Stated: Price / TBV TCE / TA 1.95x 3.62% 1.76x 7.60% Normalized: Price / TBV (2) TCE / TA 1.53x 7.00% 2.04x 7.00% Core Deposit Premium (3) 5.1% 13.1% Price / MRQ EPS Annualized 16.7x 23.0x Price / MRQ EPS Annualized Including Cost Savings 8.8x 14.0x (1) Median for deals since January 1, 2007 for thrifts with assets between $1 billion and $10 billion and NPAs / Assets < 3.5%. (2) Adjusted for normalized TCE / TA of 7%. Normalized Price / TBV calculated as (deal value + capital deficit) / (tangible common equity + capital deficit). For Parkvale, the capital deficit is calculated as $59.9 million. (3) Core deposits defined as total deposits less jumbo CDs. 12

Conclusion Leverages and enhances existing strong Pittsburgh position Successful and experienced leadership team in place Builds on current top-line revenue growth momentum Meaningful expense efficiencies identified Low risk transaction Effective capital deployment Financially attractive 6% accretive to EPS in first full year Neutral to TBV per share, after recent capital raise 13